--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


--------------------------------------------------------------------------------

       Date of Report (Date of earliest event reported): November 20, 2002

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

       Indiana                          000-21642              35-1617970
(State or other jurisdiction     Commission File Number)    (I.R.S. Employer
   of incorporation)                                      Identification Number)


--------------------------------------------------------------------------------

                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing ATA closed a $168 million term loan, which included a $148.5 million federal guarantee from the Air Transportation Stabilization Board.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1 Press Release dated November 20, 2002.

ITEM 9. REGULATION FD DISCLOSURE

The following press release contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectations or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATA Holdings Corp.

Date: November 20, 2002                   By: /s/ Kenneth K. Wolff

                                          Name: Kenneth K. Wolff
                                          Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated November 20, 2002

                        ATA Closes $168 Million Term Loan

INDIANAPOLIS, November 20, 2002 - ATA (American Trans Air, Inc.), the principal subsidiary of ATA Holdings Corp. (Nasdaq: ATAH), today announced that it has finalized the loan requirements established by the Air Transportation Stabilization Board (ATSB) for a $148.5 million federal guarantee. The full loan for $168 million was funded today. ATA will use the loan proceeds to provide liquidity during the continuing economic downturn in the airline industry that evolved after the terrorist attacks on September 11, 2001.

"We want to thank the ATSB for their hard work in closing this loan," said George Mikelsons, Chairman and CEO.

On September 26, the ATSB gave ATA conditional approval for the loan. As part of the loan, ATA Holdings Corp. issued warrants on its common stock that will grant the lenders an equity stake of approximately 12 percent.

Now celebrating its 30th year of operation, ATA is the nation's 10th largest passenger carrier based on revenue passenger miles. ATA operates significant scheduled service from Chicago-Midway and Indianapolis to over 40 business and vacation destinations. To learn more about the Company, visit the website at www.ata.com.

Caution Concerning Forward-Looking Statements: This communication contains certain "forward-looking statements". These statements are based on ATA Holdings Corp. management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. More detailed information about those factors is set forth in filings made by ATA Holdings Corp. with the SEC. Except to the extent required under the federal securities laws, ATA Holdings Corp. is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.


                                       ###